                                                                   EXHIBIT 10.14

THE
BANK OF
NEW
YORK
-------------------------------------------------------------------------------


                                ESCROW AGREEMENT

                                     between

                          SORRENTO NETWORKS CORPORATION

                                       and

                              THE BANK OF NEW YORK

                           Dated as of August 1, 2001


                            ACCOUNT NUMBER: 09160000

                SHORT TITLE OF ACCOUNT: SORRENTO DEBENTURE ESCROW

-------------------------------------------------------------------------------

ESCROW AGREEMENT made this 1st day of August by and between THE BANK OF NEW YORK ("Escrow Agent") and the undersigned (the "Depositor").

WHEREAS, pursuant to the Securities Purchase Agreement dated the date hereof among the Buyers identified on Exhibit A (the "Buyers") and the Depositor (the "Purchase Agreement"), the Buyers have agreed to purchase from the Depositor (i) $32.2 million in aggregate principal amount of the Company's 9.75% Senior Convertible Debentures due August 2, 2004 (the "Debentures") and (ii) warrants dated the date hereof (the "Warrants") to purchase shares of the Depositor's common stock, par value $.30 per share, or Series F Preferred Stock, par value $0.01 per share, for the purchase price specified therein (the "Purchase Price");

WHEREAS, pursuant to the Purchase Agreement, a portion of the Purchase Price will be deposited in escrow with the Escrow Agent to be held and distributed by the Escrow Agent on terms and conditions set forth herein;

Depositor and Escrow Agent hereby agree that, in consideration of the mutual promises and covenants contained herein, Escrow Agent shall hold in escrow and shall distribute Escrow Property (as defined herein) in accordance with and subject to the following Instructions and Terms and Conditions:

Capitalized terms used herein but not otherwise defined shall have the meaning attributed to such terms in the Purchase Agreement.

                                I. INSTRUCTIONS:

1.   Escrow Property

     The property and/or funds deposited or to be deposited with Escrow Agent by Depositor shall be $10,244,635.87 in cash. The foregoing property and/or funds, plus all interest, dividends and other distributions and payments thereon (collectively the "Distributions") received by Escrow Agent, less any property and/or funds distributed or paid in accordance with this Escrow Agreement, are collectively referred to herein as "Escrow Property."

2. Investment of Escrow Property Escrow Agent shall invest or reinvest Escrow Property, without distinction between principal and income, in accordance with the following:

     Until the release of the Escrow Property pursuant to Section 3 hereof, the Escrow Agent shall invest and reinvest the Escrow Property solely in (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than three months from the date of acquisition, and
     (b) U.S. Money Market Funds (as defined below). As used herein, the term "U.S. Money Market Funds" means interests in any open-end or closed-end management type investment company or investment trust registered under the Investment Company Act of 1940, (as from time to time amended, the "Investment Company Act"), the portfolio of which is limited to obligations of, or obligations guaranteed by, the United States or any agency thereof ("Federal Obligations") and to agreements to repurchase Federal Obligations that are at least 100% collateralized by Federal Obligations marked to market on a daily basis.

     Escrow Agent shall have no liability for any loss arising from or related to any such investment other than in accordance with paragraph 4 of the Terms and Conditions.

3.   Distribution of Escrow Property

     Escrow Agent is directed to hold and distribute the Escrow Property in the following manner:

          (a) Release of Escrow Property.

                (i) If (1) the Depositor has not obtained NASD Approval (as defined in the Depositor's Certificate of Designations of its Series F Preferred Stock ("Certificate of Designations") or Shareholder Approval (as defined in the Certificate of Designations) and (2) a Buyer has elected to redeem up to that amount of Debentures held by such holder of which the Outstanding Principal Amount (as defined in the Debentures) is equal to (i) the Original Escrow Amount multiplied by (ii) a fraction (x) the numerator of which is the aggregate Outstanding Principal Amount of the Debentures held by such holder and (y) the denominator of which is equal to the aggregate Outstanding Principal Amount of all of the Debentures (the "Redemption") pursuant to Section 11(g) of the Debentures, the Buyer electing such Redemption will deliver to the Escrow Agent a written notice in the form of Exhibit B signed by the Buyer (a "Buyer Distribution Notice") setting forth the amount to be distributed to the Buyer determined as provided above and directing the distribution of all or a portion of its Pro-Rata Allocation together with all interest or fees earned thereon. Within five Business Days after receipt of a Buyer Distribution Notice, the Escrow Agent shall pay to the Buyer requesting such distribution, the amount of the Escrow Property specified in such Buyer Distribution Notice. The Escrow Agent shall, to the extent the Depositor has not certified to the Escrow Agent and Buyers that it has otherwise satisfied its obligation to pay accrued interest (or, in the case of Crescent, accrued fees) on the Debentures in accordance with their terms (the interest or, in the case of Crescent, fees, earned pursuant to the Debentures is collectively referred to herein as the "Debenture Escrow Interest"), also distribute to such Buyer the Buyer's Pro-Rata Allocation of such interest or fees in partial satisfaction of accrued interest (or, in the case of Crescent, accrued fees) owed under the Debentures.

                (ii) If the Depositor has obtained NASD Approval or Shareholder

           Approval, the Company and all Buyers shall deliver to the Escrow Agent a written notice in the form of Exhibit C signed by Depositor and all Buyers (the "Depositor's Distribution Notice") directing the distribution of the entire amount of the Escrow Property to the Depositor plus all interest and fees accrued thereon. All Escrow Property remaining after distribution to Buyers requesting Redemption and expiration of the time periods specified for election of Redemption pursuant to Section 11(g) of the Debentures shall be distributed to the Depositor.

                (iii) The Escrow Agent will not distribute any of the Escrow Property or interest payments (or, in the case of Crescent, fee payments) thereon until it receives a Buyer Distribution Notice or Depositor Distribution Notice.

                (iv) Notwithstanding paragraph 11(b) of the Terms and Conditions, the Escrow Agent shall give effect to each Buyer Distribution Notice regardless of any instruction to the contrary from Depositor.

           (b) Liquidation of Investments. If necessary to satisfy any distributions under this Agreement, the Escrow Agent may sell or liquidate, in its reasonable discretion, any one or more investments prior to maturity and the Escrow Agent shall not be liable to the Depositor or to the Buyers for any loss or penalties resulting from or relating to such sale or liquidation, however the persons entitled to such distribution hereunder may extend any payment period in paragraph (a) above in order to avoid any loss of income or principal from a premature liquidation of an escrow investment. All releases of Escrow Property shall be made by wire transfer of immediately available funds to the appropriate party at the account specified in the applicable distribution notice, or in such other manner as agreed to between the appropriate party and the Escrow Agent.

4.   Addresses

     Notices, instructions and other communications shall be sent to Escrow Agent, in care of United States Trust Company, 114 West 47th Street, 25th Floor, New York, New York 10036, and to Depositor and Buyers as set forth in Exhibit A hereto:

5.   Compensation

     (a)   At the time of execution of this Escrow Agreement, Depositor shall
           pay Escrow Agent a fee of $             .

     (b)   Depositor shall pay an investment transaction fee of $          for
           each purchase or sale of a security made by Escrow Agent hereunder.

     (c) Depositor shall be responsible for and shall reimburse Escrow Agent upon demand for all expenses, disbursements and advances incurred or made by Escrow Agent in connection with this Agreement.

     (d) The Escrow Agent shall not have any claim against any Buyer for any fee or expense arising in connection with the performance of its duties hereunder.

                           II. TERMS AND CONDITIONS:

1. The duties, responsibilities and obligations of Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. Escrow Agent shall not be subject to, nor required to comply with, any other agreement to which the Depositor is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from the Depositor or any entity acting on its behalf. Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

2. This Agreement is for the exclusive benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever other than the Buyers.

3. If at any time Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects Escrow Property (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of Escrow Property), Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

4. (a) Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall Escrow Agent be liable
     (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from Depositor or any entity acting on behalf of Depositor, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians, or (iv) for an amount in excess of the value of the Escrow Property, valued as of the date of deposit.

     (b) If any fees, expenses or costs incurred by, or any obligations owed to, Escrow Agent hereunder are not promptly paid when due, Escrow Agent may reimburse itself therefor from the Escrow Property and may sell, convey or otherwise dispose of any Escrow Property for such purpose.

     (c) As security for the due and punctual performance of any and all of Depositor's obligations to Escrow Agent hereunder, now or hereafter arising, Depositors, individually and collectively, hereby pledge, assign and grant to Escrow Agent a continuing security interest in, and a lien on, the Escrow Property and all Distributions thereon or additions thereto (whether such additions are the result of deposits by Depositor or the investment of Escrow Property). The security interest of Escrow Agent shall at all times be valid, perfected and enforceable by Escrow Agent against Depositor and all third parties in accordance with the terms of this Escrow Agreement.

     (d) Escrow Agent may consult with legal counsel at the expense of the Depositor as to any matter relating to this Escrow Agreement, and Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

     (e) Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

5. Unless otherwise specifically set forth herein, Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited hereunder. All such collections shall be subject to Escrow Agent's usual collection practices or terms regarding items received by Escrow Agent for deposit or collection. Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.

6. Escrow Agent shall provide to Depositor and each Buyer monthly statements identifying transactions, transfers or holdings of Escrow Property and each such statement shall be deemed to be correct and final upon receipt thereof by the Depositor unless Escrow Agent is notified in writing to the contrary within thirty (30) business days of the date of such statement.

7. Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

8. Notices, instructions or other communications shall be in writing and shall be given to the address set forth in the "Addresses" provision herein (or to such other address as may be substituted therefor by written notification to Escrow Agent or Depositors). Notices to Escrow Agent shall be deemed to be given when actually received by Escrow Agent's Corporate Trust Department. Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by Depositor or by a person or persons authorized by Depositor. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which Escrow Agent is open for business.

9. Depositor, shall be liable for and shall reimburse and indemnify Escrow Agent and hold Escrow Agent harmless from and against any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys' fees and expenses) (collectively,

     "Losses") arising from or in connection with or related to this Escrow Agreement or being Escrow Agent hereunder (including but not limited to Losses incurred by Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on its part), provided, however, that nothing contained herein shall require Escrow Agent to be indemnified for Losses caused by its gross negligence or willful misconduct.

10. (a) Depositor may remove Escrow Agent at any time by giving to Escrow Agent and Buyers thirty (30) calendar days' prior notice in writing signed by Depositor. Escrow Agent may resign at any time by giving to Depositors fifteen (15) calendar days' prior written notice thereof.

     (b) Within ten (10) calendar days after giving the foregoing notice of removal to Escrow Agent or receiving the foregoing notice of resignation from Escrow Agent, Depositor shall appoint a successor Escrow Agent. If a successor Escrow Agent has not accepted such appointment by the end of such 10-day period, Escrow Agent may, in its sole discretion, may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. The costs and expenses (including reasonable attorneys' fees and expenses) incurred by Escrow Agent in connection with such proceeding shall be paid by the Depositor.

     (c) Upon receipt of the identity of the successor Escrow Agent, Escrow Agent shall either deliver the Escrow Property then held hereunder to the successor Escrow Agent, less Escrow Agent's fees, costs and expenses or other obligations owed to Escrow Agent, or hold such Escrow Property (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid.

     (d) Upon delivery of the Escrow Property to successor Escrow Agent, Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

11. (a) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by Escrow Agent hereunder, Escrow Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Escrow Property, unless Escrow Agent receives written instructions, signed by all Depositors, which eliminates such ambiguity or uncertainty.

     (b) In the event of any dispute between or conflicting claims by Depositor and any other person or entity with respect to any Escrow Property, Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Property so long as such dispute or conflict shall continue, and Escrow Agent shall not be or become liable in any way to the Depositor for failure or refusal to comply with such conflicting claims, demands or instructions. Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Escrow Agent or (ii) Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by the Depositor.

12. This Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. The Depositor hereby submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the City and State of New York or elsewhere as Escrow Agent may select. The Depositors hereby waives the right to trial by jury and to assert counterclaims in any such proceedings. To the extent that in any jurisdiction Depositor may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees not to claim, and hereby waives, such immunity. Depositor waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

13. Except as otherwise permitted herein, this Escrow Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged. The Escrow Agreement may not be amended by Depositor or Escrow Agent without the written consent of the Buyers.

14. The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

15. The Depositor hereby represents and warrants (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Escrow Agreement by Depositor do not and will not violate any applicable law or regulation.

16. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

17. This Agreement shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto.

18. This Agreement shall terminate upon the distribution of all Escrow Property from the Account. The provisions of these Terms and Conditions shall survive termination of this Escrow Agreement and/or the resignation or removal of the Escrow Agent.

19. No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions "The Bank of New York" by name or the rights, powers, or duties of the Escrow Agent under this Agreement shall be issued by any other parties hereto, or on such party's behalf, without the prior written consent of Escrow Agent.

20. The headings contained in this Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

21. This Escrow Agreement may be executed by each of the parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

22. The Escrow Agent does not have any interest in the Escrow Property deposited hereunder but is serving as escrow holder only and having only possession thereof. Depositor shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent any amounts that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrow Property and is not responsible for any other reporting. This paragraph and paragraph
     (9) shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.


     IN WITNESS WHEREOF, each of the parties has caused this Escrow Agreement to be executed by a duly authorized officer as of the day and year first written above.

                                           THE BANK OF NEW YORK, as Escrow Agent

                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:



                                           SORRENTO NETWORKS CORPORATION

                                           By: /s/ Joe R. Armstrong
                                              ---------------------------------
                                           Name:  Joe R. Armstrong
                                           Title: Chief Financial Officer

                                    EXHIBIT A

                                                        Principal
                           Investor Address               Amount        Escrow      Number of   Investor's Representatives'
 Investor Name           and Facsimile Number           Debentures      Amount      Warrants   Address and Facsimile Number
------------------    -------------------------------- -----------   ------------   ---------  ----------------------------
Deutsche Bank AG,     C/o Deutsche Banc Alex. Brown.    7,500,000    2,386,172.95   780,708    C/o Deutsche Banc Alex.
London Branch         Inc.                                                                     Brown. Inc.
                      31 West 52nd Street (16th Floor)                                         31 West 52nd Street
                      New York, NY 10019                                                       (16th Floor)
                      Attn: Daniel Gold/                                                       New York, NY 10019
                      Nick Brumm/Tracy Fu                                                      Attn: Daniel Gold/
                      212-469-5787                                                             Nick Brumm/Tracy Fu
                                                                                               212-469-5787

Gryphon Master Fund*  45 Rockefeller Plaza              3,000,000     954,469.18    312,283    45 Rockefeller Plaza
                      Suite 2038                                                               Suite 2038
                      New York, NY 10011                                                       New York, NY 10011
                      Attn: Michael Fein                                                       Attn: Michael Fein
                      212-332-5050                                                             212-332-5050

                                                                                               45 Broadway, 28th Floor
Zimmer Lucas          45 Broadway, 28th Floor           5,000,000    1,590,781.97   520,472    New York, NY 10006
Partners              New York, NY 10006                                                       Attn: Stuart Zimmer
                      Attn: Stuart Zimmer                                                      212-440-0750
                      212-440-0750

                                                                                               1221 Avenue of the Americas
Societe Generale      1221 Avenue of the Americas       4,000,000    1,272,625.57   416,378    New York, NY 10020
                      New York, NY 10020                                                       Attn: Guillaume Pollet
                      Attn: Guillaume Pollet                                                   212-278-5467
                      212-278-5467

Vertical Ventures*    160 Central Park South            3,000,000      954,469.18   312,283    160 Central Park South
                      New York, NY 10019                                                       New York, NY 10019
                      Attn: Scott Cohen/                                                       Attn: Scott Cohen/
                      Josh Silverman                                                           Josh Silverman
                      212-974-2365                                                             212-974-2365


Crescent              c/o Greenlight                    1,200,000      381,787.67   124,913    c/o Greenlight
International, Ltd.   84 Avenue Louis Casai,                                                   84 Avenue Louis Casai,
                      1216 Cointrin                                                            1216 Cointrin
                      Geneva, Switzerland                                                      Geneva, Switzerland
                      Attn: Ali Dadressan                                                      Attn: Ali Dadressan
                      011-4122-791-72-98                                                       011-4122-791-72-98


River View LLC        C/o Millenium Partners            2,000,000      636,312.79   208,189    C/o Millenium Partners
                      666 5th Avenue                                                           666 5th Avenue
                      New York, NY 10103                                                       New York, NY 10103
                      Attn: Dan Cardella                                                       Attn: Dan Cardella
                      212-841-6302                                                             212-841-6302

Elliott Associates,   45 Rockefeller Plaza              1,000,000      317,765.18   104,094    45 Rockefeller Plaza
L.P.*                 Suite 2038                                                               Suite 2038
                      New York, NY 10011                                                       New York, NY 10011
                      Attn: Michael Fein                                                       Attn: Michael Fein
                      212-332-5050                                                             212-332-5050

Langley Partners,     45 Rockefeller Plaza              3,000,000      954,469.18   312,283    45 Rockefeller Plaza
L.P.*                 Suite 2038                                                               Suite 2038
                      New York, NY 10011                                                       New York, NY 10011
                      Attn: Michael Fein                                                       Attn: Michael Fein
                      212-332-5050                                                             212-332-5050

Steelhead             45 Rockefeller Plaza              2,500,000      795,782.28   260,236    45 Rockefeller Plaza
Investments Ltd.*     Suite 2038                                                               Suite 2038
                      New York, NY 10011                                                       New York, NY 10011
                      Attn: Michael Fein                                                       Attn: Michael Fein
                      212-332-5050                                                             212-332-5050



*  With a copy to:
Robinson Silverman Pearce Aronsohn & Berman LLP
1290 Avenue of the Anericas
New York, NY 10104
Attn:  Eric L. Cohn, Esq.
212-541-1432

                                    EXHIBIT B

                           BUYER'S DISTRIBUTION NOTICE

Bank of New York
c/o United States Trust Company
114 West States Trust Company
25th Floor
New York, New York 10036
Attention:  Mr. Timothy Shea

      Re: Sorrento Networks Corporation ("Depositor")
          Account No. 09160000

Gentlemen:

     The undersigned, a Buyer as defined in the Escrow Agreement dated as of August 1, 2001 between Bank of New York and Depositor (the "Escrow Agreement"), hereby directs you pursuant to Section 3(a)(i) of the Escrow Agreement to distribute to the account of the undersigned set forth below from the Escrow Property $______________, represents [_____%] [all] of its Pro-Rata Allocation, together with its proportionate share of the earnings thereon as provided in the Escrow Agreement.

                                           Very truly yours,



                                           [NAME OF BUYER]

                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:

                                           Account Information:
                                           [Bank]:
                                           ABA No.:
                                           Account Name:
                                           Account No.:
                                           Attention:

                                    EXHIBIT C

                         DEPOSITOR'S DISTRIBUTION NOTICE

Bank of New York
c/o United States Trust Company
114 West 47th Street
25th Floor
New York, New York 10036
Attention: Mr. Timothy Shea

     Re: Sorrento Networks Corporation ("Depositor")
         Account No. 09160000

Gentlemen:

     The undersigned, the Depositor and Buyers identified in that Escrow Agreement, dated as of August 1, 2001, between Bank of New York and Depositor (the "Escrow Agreement"), hereby direct you pursuant to Section 3(a)ii) of the Escrow Agreement to distribute the Escrow Property to the Depositor at the account set forth below.

                                           Very truly yours,

                                           SORRENTO NETWORKS CORPORATION


                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:

                                           Account Information:
                                           [Bank]:
                                           ABA No.:
                                           Account Name:
                                           Account No.:
                                           Attention:

                                           BUYERS:

                                           DEUTSCHE BANC ALEX. BROWN INC., as
                                           agent for DEUTSCHE BANK AG, LONDON
                                           BRANCH

                                           By:
                                               --------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           By:
                                               --------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           SOCIETE GENERALE

                                           By:
                                               --------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           ZLP MASTER FUND, LTD.

                                           By:
                                               --------------------------------
                                           Name: Stuart J. Zimmer
                                           Title: Director


                                           ZLP MASTER TECHNOLOGY FUND, LTD.

                                           By:
                                               --------------------------------
                                           Name: Stuart J. Zimmer
                                           Title: Director


                                           STEELHEAD INVESTMENTS LTD.


                                           By:
                                               --------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           CRESCENT INTERNATIONAL, LTD.

                                           By:
                                               --------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           RIVERVIEW, LLC

                                           By:
                                               --------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           VERTICAL INTERNATIONAL LIMITED

                                           By:
                                               --------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           GRYPHON MASTER FUND, L.P.

                                           By:
                                               --------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           LANGLEY PARTNERS, L.P.

                                           By:
                                               --------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           ELLIOTT ASSOCIATES, L.P.

                                           By:
                                               --------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------